EXHIBIT 10.9


                               SECURITY AGREEMENT

     This SECURITY AGREEMENT dated as of December 13, 2001 (this "Agreement"), is by and between MEDIATRAIN.NET, INC. a Texas corporation ("Debtor"), and PRO SQUARED, INC., a Texas Corporation ("Secured Party").

                                 R E C I T A L S

     A. Debtor and Secured Party have entered into that certain Promissory note of even date .

     B. In addition to accounts, and reserve amounts with Corporate Strategies, L.L.C., Debtor has additional assets which it desires to pledge to Secured Party pursuant hereto.

     D. Secured Party has conditioned its obligations under the Promissory note upon, among other things, the execution and delivery of this Agreement by Debtor.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                Security Interest
                                -----------------

     Section 1.01.     Security Interest.  Debtor hereby grants to Secured Party
                       -----------------
a security interest in the following property, whether now owned or existing or hereafter arising or acquired and wherever arising or located (such property being hereinafter sometimes called the "Collateral"):

          (a) all of its accounts, contract rights, funds on deposit or held in a reserve account with Corporate Strategies, L.L.C.

          (b) A certain Microsoft Project 2000 Training Compact Disc all rights and intellectual property to same.

     Section  1.02.     Obligations.  The  Collateral shall secure the following
                        -----------
obligations, indebtedness, and liabilities being hereinafter sometimes called the "Obligations"):

          (a) the obligations of Debtor to Secured Party under the Promissory note;

          (b) all costs and expenses, including, without limitation, all attorneys' fees and legal expenses, incurred by Secured Party to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement;

          (c) all other obligations, indebtedness, and liabilities of Debtor to Secured Party, now existing or hereafter arising, including liabilities under existing guaranties, regardless of whether such obligations, indebtedness, and liabilities are similar, dissimilar, related, unrelated, direct, indirect, fixed, contingent, primary, secondary, joint, several, or joint and several; and

          (d) all extensions, renewals and modifications of any of the foregoing.

                                   ARTICLE II

                         Representations and Warranties
                         ------------------------------

     To induce Secured Party to enter into this Agreement and the Promissory note, Debtor represents and warrants to Secured Party that:

     Section  2.01.     Title.  Except for the security interest granted herein,
                        -----
Debtor owns, and with respect to Collateral acquired after the date hereof Debtor will own, the Collateral, free and clear of any lien, security interest, or other encumbrance with the exception of the Corporate Strategies, LLC security interest

     Section  2.02.     Accounts.  Unless Debtor has given Secured Party written
                        --------
notice to the contrary, whenever the security interest granted hereunder attaches to an account, Debtor shall be deemed to have represented and warranted to Secured Party as to each and all of its accounts that (a) each account is genuine and is in all respects what it purports to be, (b) each account represents the legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by Debtor or the sale or lease of goods by Debtor, (c) the amount of each account represented as owing is the amount actually owing except for normal trade discounts granted in the ordinary course of business and adjustments in the ordinary course of business for shortages or defects in inventory, and (d) no account is subject to any offset, counterclaim or other defense.

     Section  2.03.     Financing  Statements.  Except  for financing statements
                        ---------------------
assigned to Corporate Strategies, LLC in connection with certain other Obligations there are otherwise no other assignments to any other Secured Party, no financing statement, security agreement or other lien instrument covering all or any part of the Collateral is on file in any public office.

     Section  2.04.     State  of  Incorporation;  Principal  Place of Business;
                        --------------------------------------------------------
Exact  Name.  Debtor  is  a corporation organized under the laws of the State of
    -------
Texas. The principal place of business and chief executive office of the Debtor, and the office where Debtor keeps its books and records, is located at the address of Debtor listed in the Promissory note. Debtor's exact legal name is as set forth in the first paragraph hereof.

     Section  2.05.     Location  of  Collateral.  All  Collateral of Debtor are
                        ------------------------
located at the address of Debtor listed in the Promissory note, or under control of the President of Mediatrain.

                                   ARTICLE III

                                    Covenants
                                    ---------

     Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full:

     Section 3.01.     Maintenance.  Debtor shall maintain the Collateral (other
                       -----------
than portions of the Collateral which are not used in the ordinary course of business) in good operating condition and repair, ordinary wear and tear excepted, and shall not permit any waste or destruction of the Collateral or any part thereof. Debtor shall not use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any policy of insurance. Debtor shall not use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual risk.

     Section  3.02.     Encumbrances.  Debtor shall not create, permit or suffer
                        ------------
to exist, and shall defend the Collateral against, any lien, security interest or other encumbrance on the Collateral, except the security interest of Secured Party hereunder and liens permitted by the Promissory note, and shall defend Debtor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all other persons and entities.

     Section  3.03.     Modification  of Collateral.  Debtor shall do nothing to
                        ---------------------------
impair the rights of Secured Party in the Collateral. Without the prior written consent of Secured Party, except in the ordinary course of business, Debtor shall not: (i) grant any material extension of time for any payment with respect to the Collateral, (ii) compromise, compound or settle in any material respect any of the Collateral, (iii) release in whole or in part any person or entity liable for payment with respect to the Collateral, (iv) allow any credit or discount for payment with respect to the Collateral other than discounts or adjustments granted in the ordinary course of business, (v) release any lien, security interest, (vi) assignment securing the Collateral, or otherwise amend or modify any of the Collateral.

     Section  3.04.     Disposition of Collateral.  Debtor shall not sell, lease
                        -------------------------
or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party, except Debtor may sell inventory, equipment and other assets in the ordinary course of Debtor's business.

     Section  3.05.     Further  Assurances.  At any time and from time to time,
                        -------------------
upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Debtor shall promptly endorse and deliver to Secured Party all documents, instruments and chattel paper that it now owns or may hereafter acquire.

     Section 3.06.     Risk of Loss; Insurance.  Debtor shall be responsible for
                       -----------------------
any loss of or damage to the Collateral. Debtor will maintain reasonable amounts of insurance on the Collateral and name Secured Party as an additional loss payee on its policies of insurance. Such insurance shall also include general liability insurance in an amount of not less than $1,000,000 per incident and $2,000,000 in the aggregate. Debtor agrees to deliver to Secured Party a Certificate of Insurance showing Secured Party as a loss payee upon execution of this Agreement. If any insurance required hereby expires, is cancelled or is otherwise not in full force and effect, at Secured Party's option, Secured Party may obtain replacement insurance which may, but need not, be single interest insurance in favor of Secured Party. Secured Party may pay the premiums thereunder and add the amount of such premiums to the Obligations. Debtor agrees to reimburse Secured Party on demand for any amounts so paid.

     Section 3.07.     Inspection Rights.  Debtor shall permit Secured Party and
                       -----------------
its representatives upon one-day notice to examine or inspect the Collateral wherever located and to examine, inspect and copy Debtor's books and records at any reasonable time and as often as Secured Party may desire.

     Section 3.08.     Notification.  Debtor shall promptly notify Secured Party
                       ------------
of (i) any lien, security interest, encumbrance or claim made or threatened against the Collateral, and (ii) any material change in the Collateral, including, without limitation, any material damage to or loss of the Collateral.

     Section  3.09.     Corporate  Changes.  Debtor  shall  not change its legal
                        ------------------
name, state of incorporation, identity or corporate structure in any manner that might make any financing statement filed in connection with this Agreement misleading. Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

     Section  3.10.     Books  and  Records;  Information.  Debtor  shall  keep
                        ---------------------------------
accurate and complete books and records of the Collateral and Debtor's business and financial condition in accordance with generally accepted accounting principles consistently applied. Debtor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Debtor as Secured Party may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Debtor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

     Section 3.11.     Location of Collateral.  Except in the ordinary course of
                       ----------------------
business, Debtor shall not move any of its equipment, machinery or inventory from the locations specified in Section 2.05 without the prior written consent of Secured Party.

     Section  3.12.     Reimbursement  of  Expenses.  Debtor will pay to Secured
                        ---------------------------
Party all advances, charges, costs and expenses (including, without limitation, all costs and expenses of retaking, holding, preparing for sale and selling, collecting or otherwise realizing upon the Collateral if an Event of Default occurs, and all attorneys' fees, legal expenses and court costs) incurred by Secured Party in connection with the exercise of Secured Party's rights and remedies hereunder. If Debtor fails to make such payment upon demand (or if demand is not made due to an injunction or stay arising from bankruptcy or other proceedings) and Secured Party pays such amount, the same shall be due and payable by Debtor to Secured Party, plus interest thereon from the date of Secured Party's demand (or from the date of Secured Party's payment if demand is not made due to such proceedings) at the lesser of eighteen percent (18%) per annum or the highest lawful rate allowed by applicable law.

                                   ARTICLE IV

                             Rights of Secured Party
                             -----------------------

     Section 4.01.     Power of Attorney.  Debtor hereby irrevocably constitutes
                       -----------------
and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name to take any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following, without notice to or the consent of Debtor:

          (a) to demand, sue for, collect, or receive in the name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (b) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

          (c) to send requests for verification to account debtors and other obligors; and

          (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (iv) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as Secured Party may determine; (v) to insure, and to make, settle, compromise or adjust claims under any insurance policy covering any of the Collateral; and (vi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

     Section 4.02.     Performance by Secured Party.  If Debtor fails to perform
                       ----------------------------
or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Debtor to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Agreement.

     Section 4.03.     Assignment by Secured Party.  Secured Party may from time
                       ---------------------------
to time assign the Obligations and any portion thereof or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.

                                    ARTICLE V

                                     Default
                                     -------

     Section  5.01.     Events  of  Default.  The  term "Event of Default" shall
                        -------------------
mean the failure of Debtor to abide by any of the terms of the Promissory note or this Agreement.

     Section 5.02.     Rights and Remedies.  Upon the occurrence and continuance
                       -------------------
of an Event of Default, Secured Party shall have the following rights and remedies:

          (a) Secured Party may declare the Obligations or any part thereof immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest or other formalities of any kind, all of which are hereby expressly waived by Debtor.

          (b) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit or for future delivery. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than five (5) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Debtor shall be liable for all expenses of retaking, holding, preparing for sale or the like, and all attorneys' fees, legal expenses and all other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations in full. Debtor waives all rights of marshalling in respect of the Collateral.

          (c) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

          (d) Secured Party may exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral.

          (e) Secured Party may take possession of all books and records of Debtor pertaining to the Collateral (including, but not limited to computer records). Secured Party shall have the authority to enter upon any real property or improvements thereon in order to obtain any such books or records, or any Collateral located thereon, and remove the same therefrom without liability.

                                   ARTICLE VI

                                  Miscellaneous
                                  -------------

     Section  6.01.     No  Waiver; Cumulative Remedies.  No failure on the part
                        -------------------------------
of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section  6.02.     Successors and Assigns.  This Agreement shall be binding
                        ----------------------
upon and inure to the benefit of Debtor and Secured Party and their respective heirs, successors, and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

     Section  6.03.     No  Oral  Agreements;  Amendment.  There  are  no  Oral
                        --------------------------------
Agreements among the parties hereto. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section  6.04.     Notices.  All  notices and other communications provided
                        -------
for  in  this  Agreement  shall  be  given  as  provided in the Promissory note.

     Section  6.05.     Applicable  Law;  Venue;  Service  of  Process.  This
                        ----------------------------------------------
Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. For purposes of any suit relating to this Agreement, Debtor and Secured Party submit themselves to the jurisdiction of any court sitting in the State of Texas and further agree that venue in any suit arising out of this Agreement shall be fixed in Harris County, Texas. Final judgment in any suit shall be conclusive and may be enforced in any jurisdiction within or without the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of such liability.

     Section  6.06.     Headings.  The  headings, captions and arrangements used
                        --------
in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section  6.07.     Survival  of  Representations  and  Warranties.  All
                        ----------------------------------------------
representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

     Section  6.08.     Counterparts.  This  Agreement  may  be  executed in any
                        ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.09.     Waiver of Bond.  In the event Secured Party seeks to take
                       --------------
possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section  6.10.     Severability.  Any  provision of this Agreement which is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section  6.11.     Obligations  Absolute.  The  obligations of Debtor under
                        ---------------------
this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension or renewal of this Agreement, the Obligations or any document or instrument evidencing, securing or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power or privilege in respect of the Obligations.


                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                         DEBTOR:
                         ------

                         MEDIA  TRAIN.NET,  INC.

                         By:
                         Name:     /s/ Jeffery  M.  Spencer
                                   --------------------
                         Title:     President
                                    ---------

                         SECURED  PARTY:
                         --------------

                         PRO  SQUARED,  INC.


                         By:  /s/ Craig Crawford
                              Craig  Crawford,  President
                                Signature Page to
                               Security Agreement